UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported: August 2, 2005)
AMERUS GROUP CO.
(Exact Name of Registrant as Specified in its Charter)

IOWA	001-15166	42-1458424

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

699 WALNUT STREET DES MOINES, IOWA	50309-3948

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:      (515) 362-3600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT
ITEM 9.01 (c). EXHIBITS
SIGNATURE
EXHIBIT INDEX
Underwriting Agreement
Officers' Certificate
Senior Indenture
Form of Global Note

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On August 2, 2005, AmerUs Group Co. (the “Company”) entered into an underwriting agreement (“Agreement”) with Goldman, Sachs & Co. and J.P. Morgan Securities Inc. (the “Underwriters”). Pursuant to the Agreement, the Company agreed to issue and sell to the Underwriters an aggregate of $300,000,000 principal amount of 5.95% Senior Notes due 2015 (“Securities”). The Securities were issued on August 5, 2005 under a Senior Indenture dated August 5, 2005 between the Company and The Bank of New York Trust Company, N.A., as trustee (“Indenture”) as supplemented by an Officers Certificate, dated August 5, 2005 (“Certificate”). For a complete description of the terms and conditions of the Agreement, Certificate and the Indenture, see the Agreement, Certificate and Indenture each of which is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibits 1.1, 4.1 and 4.2, respectively. In addition, the Company executed the Form of Global Note dated August 5, 2005 representing the Securities, which the Company is attaching as Exhibit 4.3 to this Current Report on Form 8-K.
The Agreement and the Indenture contain customary representations, warranties and covenants that are valid as between the parties and as of the date of entering into such agreements and they are not factual information to investors about the Company. Investors are advised to review the Company’s periodic filings with the Securities and Exchange Commission.
ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
On August 5, 2005, the Company issued and sold the Securities to the Underwriters. The Securities were sold to the public at an issue price of 99.521% of the Securities’ aggregate principal amount of $300,000,000 and are due 2015. The description of the terms of the Securities, Agreement, Certificate, Indenture and Global Note in Item 1.01 above is incorporated into this Item 2.03 by reference. The Securities may be accelerated under certain circumstances described in the Indenture.
ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.
On August 5, 2005, the Company provided notice to the Bank of New York Trust Company, N.A. that it will redeem all of its outstanding $185,000,000 aggregate principal amount of 3.83% Optionally Convertible Equity-Linked Accreting Notes due March 6, 2032 (the “OCEANs”) on August 25, 2005 (“Redemption Date”) at a redemption price of 100% of the outstanding aggregate principal amount of OCEANs, plus accrued and unpaid interest up to, but not including, the Redemption Date plus the treasury make-whole premium under the terms and conditions of the Indenture between BNY Midwest Trust Company dated as of December 15, 2004 and filed on a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on December 20, 2004. On and after the Redemption Date, the redemption price will become due and payable upon each such OCEAN to be redeemed.

ITEM 9.01 (c). EXHIBITS
1.1.	Underwriting Agreement between AmerUs Group Co., Goldman, Sachs & Co. and J.P. Morgan Securities Inc. dated August 2, 2005

4.1.	Officers’ Certificate dated August 5, 2005

4.2.	Senior Indenture between AmerUs Group Co. and The Bank of New York Trust Company, N.A., as trustee

4.3.	Form of Global Note

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERUS GROUP CO.
By:	/s/ Melinda S. Urion
Melinda S. Urion
Executive Vice President, Chief Financial Officer and Treasurer

Dated: August 8, 2005

EXHIBIT INDEX

Exhibit No.	Description
1.1.	Underwriting Agreement between AmerUs Group Co., Goldman, Sachs & Co. and J.P. Morgan Securities Inc. dated August 2, 2005

4.1.	Officers’ Certificate dated August 5, 2005

4.2.	Senior Indenture between AmerUs Group Co. and The Bank of New York Trust Company, N.A., as trustee

4.3.	Form of Global Note